UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  July 7, 2011

General Moly, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement

On March 4, 2010, General Moly, Inc. (the “Company”) and Hanlong (USA) Mining Investment, Inc. (“Hanlong”), an affiliate of Sichuan Hanlong Group, a large privately held Chinese company, signed a Securities Purchase Agreement (the “Purchase Agreement”), a Bridge Loan Agreement (the “Loan Agreement”), and certain other agreements as previously disclosed in the Company’s filings with the Securities and Exchange Commission.  The Purchase Agreement was subsequently amended on July 30, 2010, October 26, 2010, and December 20, 2010, and the Loan Agreement was subsequently amended on July 30, 2010, to modify certain dates and conditions.

Amendment to Securities Purchase Agreement

On July 11, 2011, the Company announced that it and Hanlong have executed an amendment dated July 7, 2011 to the Purchase Agreement (the “Purchase Agreement Amendment”).  The Purchase Agreement Amendment modifies a number of provisions contained within the agreements originally signed in March 2010, including:

•                  eliminating the Draft Environmental Impact Statement (“DEIS”) publication deadline, which had been August 31, 2011;

•                  extending the deadline for the Record of Decision (“ROD”)from November 30, 2011 to the earlier of nine months following DEIS publication or September 30, 2012. The ROD deadline remains extendable by up to three months to December 31, 2012 for fees described in the Purchase Agreement; and

•                  extending Hanlong’s commitment to deliver the bank loan from two months following ROD to nine months following ROD.

The foregoing description of the Purchase Agreement Amendment is qualified in its entirety by reference to the full text of the Purchase Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment to Bridge Loan Agreement

Also on July 11, 2011, the Company announced that it and Hanlong have executed an amendment dated July 7, 2011, to the Loan Agreement  (the “Loan Agreement Amendment”).  The Loan Agreement was entered into by the Company and Hanlong on March 4, 2010.  The Loan Agreement Amendment extends the maturity of the Bridge Loan from March 31, 2012 to the earliest of 270 days after the effectiveness of the ROD, the bank loan availability or December 31, 2012.

The foregoing description of the Loan Agreement Amendment is qualified in its entirety by reference to the full text of the Loan Agreement Amendment, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 28, 2010, the Company borrowed a $10 million bridge loan pursuant to the Loan Agreement.  The maturity date of the bridge loan by Hanlong to the Company has been extended as described under the heading “Amendment to Bridge Loan Agreement” in Item 1.01.  That description is hereby incorporated by reference into this Item 2.03.

Item 8.01                     Other Events

On July 11, 2011, the Company issued a press release announcing the Purchase Agreement Amendment and the Loan Agreement Amendment, and providing an update on permitting for the Mt. Hope Project.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                     Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Amendment No. 4 to Securities Purchase Agreement dated July 7, 2011, by and between General Moly, Inc. and Hanlong (USA) Mining Investment, Inc.
10.2	Amendment No. 2 to Bridge Loan Agreement dated July 7, 2011, by and between General Moly, Inc. and Hanlong (USA) Mining Investment, Inc.
99.1	Press Release of General Moly, Inc. dated July 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: July 13, 2011	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer